SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                   July 9, 1997


                          EXIDE ELECTRONICS GROUP, INC.
                (Exact name of registrant as specified in charter)



                                   Delaware
                           (State or other jurisdiction
                                of incorporation)


                 0-18106                               23-2231834
          (Commission File No.)                       (IRS employer
                                                   identification no.)

         8521 Six Forks Road, Raleigh, North Carolina     27615
         (Address of principal executive offices)      (Zip Code)



                Registrant's telephone number, including area code
                                  (919) 872-3020




         ITEM 5.   OTHER EVENTS

                   On July 9, 1997, Exide Electronics Group, Inc. (the "Company") issued the press release attached as Exhibit 1 hereto. Attached as Exhibit 2 hereto are the Amended and Restated By-Laws of the Company.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                   1. Press release issued by Exide Electronics Group, Inc. on July 9, 1997

                   2. Amended and Restated By-Laws of Exide Elec-tronics Group, Inc.




                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EXIDE ELECTRONICS GROUP, INC.



                                       By:  /s/ Nicholas J. Costanza
                                          Name:   Nicholas J. Costanza
                                          Title:  Vice President, Gen-
                                                  eral Counsel, Chief
                                                  Administrative Officer
                                                  and Secretary


         Date:  July 9, 1997

































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                                  EXHIBIT INDEX



         Exhibit                                             Sequential
           No.              Description                      Page Number


           1.     Press release issued by Exide Electronics
                  Group, Inc. on July 9, 1997..............

           2.     Amended and Restated By-Laws of Exide
                  Electronics Group, Inc...................



                                       -4-